Commitments And Contingent Liabilities	12 Months Ended
Dec. 31, 2011
Commitments And Contingent Liabilities [Abstract]
Commitments And Contingent Liabilities
NOTE 8 – COMMITMENTS AND CONTINGENT LIABILITIES:

a.	Commitments:

1)	Lease agreements:

The Group has entered into operating lease agreements for the premises it uses; the last lease expires in 2017. In addition, the Company leases vehicles under standard commercial leases for periods of up to three years per vehicle.

The projected charges under the above leases are mainly denominated in U.S. $, at rates in effect as of December 31, 2011, as follows:

U.S. $ in thousands
Year ending December 31:
2012	5,736
2013	3,722
2014	2,201
2015	1,216
2016	508
13,383

Office and vehicles lease expenses totaled $6,795,000, $6,166,000 and $6,225,000 in the years ended December 31, 2011, 2010 and 2009, respectively.

2)	Royalty commitments:

The Company and some of its subsidiaries are committed to pay the Government of Israel royalties on revenues derived from certain products, the research and development of which, is partly financed by royalty-bearing Government participations. These funding programs are managed by the Israeli government within the jurisdiction of The Ministry of Commerce and Industry and specifically by the Office of the Chief Scientist. At the time the grants were received, successful development of the related projects was not assured.

In case of failure of a project that was partly financed, the Company is not obligated to pay any such royalties. Under the terms of these funding programs, royalties of 3.5% are payable on sales of products developed under such funding programs, up to 100% of the amount of funding received (dollar linked and bearing annual interest at the LIBOR rate).

Payment of royalties on account of development projects funded as above is conditional upon the ability to generate revenues from products developed under such projects. Accordingly, the Group is not obligated to pay any royalties on account of funded projects which fail to generate revenues.

As of December 31, 2011, the maximum royalty the Company might be required to pay in the future on account of projects funded under the Office of the Chief Scientist is $4,363,000, including interest in the amount of $812,000.

b.	Contingent liabilities:

Lawsuits against the Company and its subsidiaries:

1)
In June 2006, a customer in the U.S ("the customer") filed in the District Court of Madison County, Nebraska complaint against the Company's subsidiary, Retalix USA Inc. ("Retalix USA") and Integrated Distribution Solutions, LLC ("IDS"), in which it asserts claims for misrepresentation and concealment, breach of contract and breach of warranties arising from its contract with IDS. In August, 2006, the action was removed to the U.S. District Court for the District of Nebraska, and IDS filed a motion to compel arbitration and Retalix USA filed a motion to dismiss the complaint on various grounds. In September, 2006, the customer opposed to these motions. In October, 2006, the court granted IDS's motion to compel arbitration and reserved judgment on Retalix USA's motion to dismiss the complaint and stayed the federal action, all pending the outcome any arbitration. In February 2007, Retalix USA filed a Demand for Arbitration against the customer with the American Arbitration Association in Dallas, Texas, seeking to recover damages, interest and attorney's fees in excess of $2.3 million as a result of the customer's failure to pay for products delivered and services rendered as well as other misconducts. In February 2007, the customer filed a Counterclaim and Demand for Arbitration seeking to recover damages, interest, taxable arbitration costs and attorney's fees in excess of $9.9 million for breach of contract, breach of warranties and other misconducts.  In August 2007, the arbitrators approved a preliminary hearing scheduling order, according to which the parties exchanged discovery requests, written responses and documents. In November 2007 the customer filed a statement of damages alleging total damages in excess of $22 million. In March 2009, the arbitrators awarded Retalix USA $2.5 million in compensatory damages that constitute $1.7 million in revenues and $0.8 million in G&A income that were recorded in the Company's books. In April 2009, the customer paid the arbitration award amount in full and it is recognized in the Company's statement of income. In April 2009, the Nebraska federal court affirmed the arbitration award, entered judgment in favor of Retalix USA and against the customer, and dismissed, with prejudice, the customer's claim against Retalix USA and IDS.

2)
In March 2006, a former employee of one of the Company's Israeli subsidiaries ("Tamar"), , submitted in the Labor Court a claim against the subsidiary for salary, severance, directors insurance and study fund payments. The Company submitted a statement of defense and on September 2011 a verdict was awarded against the subsidiary which awarded the plaintiff a total of $65,000.

3)
In January 2007 as part of the liquidation of Pantin Group Ltd ("Pantin"), the liquidator of Pantin submitted in the district court a claim against the Company, according to which the Company needed to provide sales reports as of December 2006 for certain customers of the Company. Retalix submitted audited sales reports as requested. Settlement has been reached and approved and recorded in the Company's financial statements on March 2009 in the amount of 25,000 Euro.

4)
In April 2011, a class action was filed in the United States District Court for the Northern District of California against a Company customer and the Company by franchisees of such customer. Most of the allegations in the Class Action Complaint are unrelated to the Company, but the Class Action Complaint also alleges that the Company is liable for negligence, for breach of contract and under California's Business and Professional Code toward the franchisees because of faulty operation of the Company's software, which allegedly caused substantial monetary damages. In November 2011, the class action against the Company was dismissed with prejudice, in December 2011 the plaintiffs filled a noticeof appeal and in January 2012, plaintiffs voluntarily dismissed the appeal.

5)
In May 2011, a complaint was filed in the Superior Court of California, County of Los Angeles, against a Company's customer, the Company and another third party provider by a few dozen of franchisees of the Company's customer. The Complaint alleges that the Company is liable for contracts and negligence and also for constructive fraud. The Complaint was amended in September 2011 such that the sole remaining cause of action against the Company relates to negligence. In January 2012, the amended Complaint was dismissed without prejudice and the plaintiffs were allowed to file and did file, an amended complaint in such actions. The Company is of the opinion that its exposure due to the claim is not reasonable or probable and expects no impact on the financial statements.

6)
In March  2011, a trustee in bankruptcy for Affiliated Foods Southwest Inc., a former customer of the Retalix, notified the Company of his claim that payments totaling $491,292 by the debtor constituted preferential payments under the bankruptcy code. The Company responded that it disputes the trustee's calculation and claims a set off right in the amount of $1,734,466, among other things. The statutory deadline for filling any such suit was May 2011, but at the trustee's request, the Company offered to enter into a tolling agreement which contemplated extending the deadline for the trustee's action to August 2011. The trustee did not timely accept the Company's offer, but neither did he timely file suit prior to the statutory deadline. Accordingly, the trustee was notified that the Company will assert that he has missed his deadlines. Since then, the trustee has sought three additional extensions of the tolling period and the Company has agreed to extend the tolling period through April 2012, while the parties continue to consider the possibility of settlement, but in all such extensions, the Company has reserved all rights and defenses. By letter dated January 2012, the trustee has reduced his demand to $304,358; however no litigation activity is yet pending on this matter and the Company is of the opinion that its exposure due to the claim is not probable and expects no impact on the financial statements.

7)
The Company and its subsidiaries are also parties to several other claims filed against them totaling approximately $34,000. In addition, the Company and its subsidiaries are parties to several disputes with former or current customers and service providers. These disputes, estimated at a total of $476,000, have not materialized to court claims and some of them are in mediation. The Company is of the opinion that its exposure due to the claims above is not probable to be materialized and thus no provision was recorded in regard to these claims as of December 31, 2011.